UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

ABM INDUSTRIES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza 7th Floor
New York, New York		10006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 297-0200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ABM Industries Incorporated 2021 Equity and Incentive Compensation Plan (Amended and Restated)

At the Annual Meeting of Stockholders of ABM Industries Incorporated (the “Company” or “ABM”) held on March 26, 2025 (the “Annual Meeting”), the Company’s stockholders approved the ABM Industries Incorporated 2021 Equity and Incentive Compensation Plan (Amended and Restated February 10, 2025) (the “Plan”). Pursuant to such approval, the number of shares of the Company’s common stock authorized for issuance under the Plan was increased by 2,425,000 shares from 3,975,000 to 6,400,000.

Employees of the Company and its subsidiaries, non-employee directors of the Company’s Board of Directors (the “Board”) and certain consultants are eligible to receive grants under the Plan, which awards will generally have a one-year minimum vesting or performance period. The Plan provides for the grant of cash and equity awards, including stock options, appreciation rights, restricted stock, restricted stock units, cash incentives, performance shares and performance units. Management objectives applicable to performance awards may include, without limitation, objectives related to: absolute or relative stockholder return; earnings per share; stock price; return on equity; return on invested capital; net earnings; income from continuing operations; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization; gross or operating margins; operating profit; productivity ratios; expense targets; operating efficiency; market share; customer retention and/or satisfaction; safety; diversity; employee recruitment, engagement, retention and/or training; employee satisfaction; environmental performance or goals, working capital targets (including, but not limited to days sales outstanding); sales; return on assets; revenues; decrease in expenses; increase in funds from operations (“FFO”); and increase in FFO per share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

The Plan also generally provides that no non-employee director may be granted, in any one calendar year, aggregate compensation, in the form of cash and/or equity, for service with an aggregate maximum value of more than $750,000, and limits the number of shares of common stock that may be subject to incentive stock options to 6,400,000.

The foregoing description of the Plan is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Plan, which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

ABM Industries Incorporated 2025 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders also approved the ABM Industries Incorporated 2025 Employee Stock Purchase Plan (the “ESPP”) and the reservation by the Board of 1,500,000 shares of the Company’s common stock under the ESPP. The ESPP previously had been approved, subject to stockholder approval, by the Board and replaces the Company’s 2004 Employee Stock Purchase Plan.

The ESPP allows eligible employees of the Company and any parent or designated subsidiary to purchase shares of the Company’s common stock, through payroll deductions, at a discount to fair market value of 5% in accordance with the terms and conditions of the ESPP. Unless otherwise determined, each offering period under the ESPP will be three months in duration and the purchase date will be the last day of the offering period. Offering periods may be consecutive with the first offering period commencing on July 1, 2025 and closing on September 30, 2025. Thereafter, a new three-month offering period will commence on each subsequent January 1, April 1, July 1 and October 1, with each such offering period consisting of a single three-month purchase period ending on March 31, June 30, September 30 and December 31, respectively, unless otherwise determined.

The foregoing description of the ESPP is not complete and is subject to, and qualified in its entirety by reference to, the full text of the ESPP, which is included as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, ABM’s stockholders voted on the matters outlined in ABM’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on February 14, 2025 (the “Proxy Statement”).

(1)

The following persons were elected to serve as directors of ABM by a vote of ABM’s stockholders, each to serve for a term ending at the ABM annual meeting of stockholders in the year 2026 and until his or her successor is duly elected and qualified: Quincy L. Allen, LeighAnne G. Baker, Donald F. Colleran, James D. DeVries, Art A. Garcia, Thomas M. Gartland, Jill M. Golder, Sudhakar Kesavan, Scott Salmirs and Winifred M. Webb.

Nominee	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	53,856,204	301,022	31,556	3,539,679
LeighAnne G. Baker	53,826,553	332,163	30,066	3,539,679
Donald F. Colleran	53,851,183	305,815	31,784	3,539,679
James D. DeVries	53,701,092	455,193	32,497	3,539,679
Art A. Garcia	49,109,857	5,047,596	31,329	3,539,679
Thomas M. Gartland	53,555,759	600,997	32,026	3,539,679
Jill M. Golder	54,032,087	128,491	28,204	3,539,679
Sudhakar Kesavan	53,053,440	1,103,868	31,474	3,539,679
Scott Salmirs	54,063,650	91,264	33,868	3,539,679
Winifred M. Webb	53,352,111	803,532	33,139	3,539,679

(2)	The stockholders approved, on an advisory basis, ABM’s executive compensation.

For	Against	Abstain	Broker Non-Votes
52,835,901	1,109,237	243,644	3,539,679

(3)	The stockholders ratified the appointment of KPMG LLP as ABM’s independent registered public accounting firm for fiscal year 2025.

For	Against	Abstain
56,561,086	1,129,798	37,577

(4)	The stockholders approved the Plan.

For	Against	Abstain	Broker Non-Votes
51,092,439	3,056,176	40,167	3,539,679

(5)	The stockholders approved the ESPP.

For	Against	Abstain	Broker Non-Votes
54,061,283	104,928	22,571	3,539,679

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1

ABM Industries Incorporated 2021 Equity and Incentive Compensation Plan (Amended and Restated February 10, 2025) (incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form S-8, filed on March 27, 2025)

Exhibit 10.2	ABM Industries Incorporated 2025 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form S-8, filed on March 27, 2025)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Date:	March 27, 2025	By:	/s/ David R. Goldman
David R. Goldman Vice President and Corporate Secretary